                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

                         -----------------------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 27, 2001


                              ITC/\DELTACOM, INC.
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)



          Delaware                       0-23253                 58-2301135
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)


        1791 O.G. Skinner Drive
          West Point, Georgia                             31833
(Address of Principal Executive Offices                 (ZIP Code)


Registrant's telephone number, including area code:  (706) 385-8000


                                Not applicable
               -------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.

     On February 27, 2001, ITC/\DeltaCom, Inc. issued one press release announcing that it had secured a commitment for $150 million in equity financing in a definitive agreement signed with ITC Holding Company, Inc. and a second press release relating to certain financial and operating results of ITC/\DeltaCom for the fourth quarter and year ended December 31, 2000. Attached as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K are the texts of the February 27, 2001 press releases, which are incorporated by reference in this Item 5.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits.

               99.1 Press Release, dated February 27, 2001, relating to ITC/\DeltaCom's commitment for $150 million in equity financing.

               99.2 Press Release, dated February 27, 2001, relating to certain financial and operating results of ITC/\DeltaCom for the fourth quarter and year ended December 31, 2000.


                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ITC/\DELTACOM, INC.


Date:   February 27, 2001         /s/ J. Thomas Mullis
                                 -----------------------
                                 J. Thomas Mullis
                                 Senior Vice President-General Counsel,
                                 Secretary

                                       2